                                                                  GUP AND GTS-VA
                                                                  CONTRACT SALES
                                                              SEPARATE ACCOUNT A
                                                      FIXED AND VARIABLE ANNUITY

                                                                      Prospectus
                                                                     May 1, 2001

                                                                          [LOGO]

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
UNITS OF INTEREST UNDER GROUP UNIT PURCHASE AND
GROUP FIXED AND VARIABLE ANNUITY CONTRACTS
GUP AND GTS-VA
SEPARATE ACCOUNT A
                                                                     May 1, 2001

PROSPECTUS

Group Unit Purchase Contracts, or GUP, and Group Variable Annuity Contracts, or GTS-VA (the "Contracts"), consist of flexible and single Purchase Payment group unit purchase fixed and variable annuity and group fixed and variable annuity contracts that are offered by The Variable Annuity Life Insurance Company ("VALIC") to Participants in certain employer sponsored retirement plans. The Contracts may be available to you when you participate in a retirement program that qualifies for deferral of federal income taxes. Non-qualified contracts are also available for certain other employer sponsored plans. The Contracts described in this prospectus were formerly offered through Separate Account One and Separate Account Two of VALIC.

The Contracts permit you to invest in and receive retirement benefits in the Fixed Account Option and the Variable Account Option described in this prospectus. The Variable Account Option invests in the North American-AG Stock Index Fund, a separate portfolio of North American Funds Variable Product Series I ("NAFV I").

--------------------------------------------------------------------------------

This prospectus provides you with information you should know before investing in GUP or GTS-VA. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2001, contains additional information about GUP and GTS-VA and is part of this prospectus. For a free copy, call 1-800-448-2542. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
ABOUT THE PROSPECTUS..............................     1
FEE TABLE.........................................     2
SUMMARY...........................................     3
SELECTED PURCHASE UNIT DATA.......................     4
GENERAL INFORMATION...............................     5
    About the Contracts...........................     5
    About VALIC...................................     5
    About VALIC Separate Account A................     5
    Units of Interests............................     6
    Distribution of the Contracts.................     6
VARIABLE ACCOUNT OPTION...........................     6
    Summary of the Fund...........................     6
PURCHASE PERIOD...................................     6
    Purchase Payments.............................     6
    Purchase Units................................     7
    Calculation of Purchase Unit Value............     7
    Choosing Investment Options...................     8
      Fixed Account Option........................     8
      Variable Account Option.....................     8
    Stopping Purchase Payments....................     8
TRANSFERS BETWEEN INVESTMENT OPTIONS..............     9
    During the Purchase Period....................     9
    During the Payout Period......................     9
    Communicating Transfer or Reallocation
      Instructions................................     9
    Effective Date of Transfer....................    10
    Market Timing.................................    10
FEES AND CHARGES..................................    11
    Sales and Administrative Charge...............    11
    Premium Tax Charge............................    11
    Separate Account Charges......................    12
    Fund Annual Expense Charges...................    12
    Other Tax Charges.............................    12
    Reduction from Total Expenses.................    12
PAYOUT PERIOD.....................................    13
    Fixed Payout..................................    13
    Variable Payout...............................    13
    Combination Fixed and Variable Payout.........    13
    Payout Date...................................    13
    Payout Options................................    13
    Enhancements to Payout Options................    14
    Level Payments Option.........................    14
    Payout Information............................    14
SURRENDER OF ACCOUNT VALUE........................    15
    When Surrenders Are Allowed...................    15
    Surrender Process.............................    15
    Amount That May Be Surrendered................    15
    Surrender Restrictions........................    15
    Partial Surrenders............................    15
                                                    PAGE
                                                    ----

DEATH BENEFITS....................................    16
    The Process...................................    16
    Beneficiary Information.......................    16
    During the Purchase Period....................    16
    During the Payout Period......................    16
HOW TO REVIEW INVESTMENT PERFORMANCE OF SEPARATE
  ACCOUNT DIVISIONS...............................    17
    Types of Investment Performance Information
      Advertised..................................    17
      Total Return Performance Information........    17
      Standard Average Annual Total Return........    17
      Nonstandard Average Annual Total Return.....    17
      Cumulative Total Return.....................    17
      Annual Change in Purchase Unit Value........    17
      Cumulative Change in Purchase Unit Value....    17
      Total Return Based on Different Investment
        Amounts...................................    17
      An Assumed Account Value of $10,000.........    17
    Yield Performance Information.................    17
OTHER CONTRACT FEATURES...........................    18
    Changes That May Not Be Made..................    18
    Change of Beneficiary.........................    18
    Cancellation -- The 10 Day "Free Look"........    18
    We Reserve Certain Rights.....................    18
    Fund Changes..................................    18
    Relationship to Employer's Plan...............    18
    Assigning Your Contract.......................    18
VOTING RIGHTS.....................................    19
    Who May Give Voting Instructions..............    19
    Determination of Fund Shares Attributable to
      Your Account................................    19
      During Purchase Period......................    19
      During Payout Period or after a Death
        Benefit Has Been Paid.....................    19
    How Fund Shares Are Voted.....................    19
FEDERAL TAX MATTERS...............................    19
    Type of Plans.................................    19
    Tax Consequences in General...................    20
    Effect of Tax-Deferred Accumulations..........    20
    The Power of Tax-Deferred Growth..............    20
PRIVACY NOTICE....................................    22

                                      (i)

[SIDE NOTE]

CONTRACT OWNER -- THE INDIVIDUAL (IN MOST CASES, YOUR EMPLOYER) TO WHOM THE CONTRACT IS ISSUED.

PARTICIPANT -- THE INDIVIDUAL, (IN MOST CASES YOU ARE THE PARTICIPANT) WHO MAKES PURCHASE PAYMENTS OR FOR WHOM PURCHASE PAYMENTS ARE MADE.

MUTUAL FUND OR FUND -- THE INVESTMENT PORTFOLIO(S) OF A REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANY, WHICH SERVES AS THE UNDERLYING INVESTMENT VEHICLE FOR EACH DIVISION REPRESENTED IN VALIC SEPARATE ACCOUNT A.

[END SIDE NOTE]

ABOUT THE PROSPECTUS
---------------------------------------------------

Unless otherwise specified in this prospectus, the words "we", "our", "Company", and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the participant, contract owner, annuitant or beneficiary.

When we refer to the Contracts in this prospectus we mean the GUP Contracts and the GTS-VA Contracts that have common provisions. We will state which one of the Contracts we are talking about when the provisions between the Contracts are different. Both the GUP Contracts and the GTS-VA Contracts may vary depending on the plan in which they are offered in. We will note when such variations occur, and what type of plan the Contract with the variations is being offered under.

The specific terms that we define for you in this prospectus are:

DEFINED TERMS                                       PAGE NO.
-------------                                       --------

Account Value.....................................     10

Annuitant.........................................     16

Assumed Investment Rate...........................     13

Beneficiary.......................................     16

Contract Owner....................................   1, 16

Divisions.........................................     17

Fixed Account Options.............................     16

Home Office.......................................     10

Mutual Fund or Fund...............................     1

Participant.......................................     1

Participant Year..................................     11

Payout Period.....................................     10

Payout Unit.......................................     13

Proof of Death....................................     16

Purchase Payments.................................   7, 17

Purchase Period...................................     10

Purchase Unit.....................................     8

VALIC Separate Account A..........................     19

Variable Account Option...........................   7, 16

This prospectus is being given to you to help you make decisions for selecting various investment options and benefits to plan and save for your retirement. It is intended to provide you with information about VALIC, the Contracts, and saving for your retirement.

The purpose of the Variable Account Option and the Variable Payout Options is to provide you investment returns which are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

This prospectus describes contracts in which units of interest in VALIC's Separate Account A are offered. The Contracts, formerly offered through VALIC's Separate Account One and Separate Account Two, will allow you to accumulate retirement dollars in a Fixed Account Option and/ or a Variable Account Option. The Variable Account Option is referred to as a Division (subaccount) in VALIC Separate Account A and represents our investment in that mutual fund. This prospectus describes only the variable aspects of the Contracts except where the Fixed Account Option is specifically mentioned.

For specific information about the Variable Account Option, you should refer to the NAFV I prospectus, available at www.valic.com (or call 1-800-448-2542).

Following this introduction is a summary of the major features and options of the Contracts. This summary is intended to provide you with a brief overview of those sections discussed in more detail in this prospectus.

FEE TABLE
------------------------------------------------------------------

This Fee Table shows all charges and expenses which may be deducted from the assets of VALIC Separate Account A and from the North American-AG Stock Index Fund (the "Stock Index Fund") in which VALIC Separate Account A invests. For a further description of these charges and expenses, see "Fees and Charges" in this prospectus. Any and all limitations on total charges and expenses are reflected in this Fee Table.

                                             GUP      GTS-VA
                                          CONTRACTS  CONTRACTS
                                          ---------  ---------
CONTRACT OWNER/PARTICIPANT EXPENSES(1)
  Maximum Sales and Administrative
    Charge (as a percentage of Purchase
    Payments)(2)                            5.00%(3)   5.00%
SEPARATE ACCOUNT EXPENSES
(as a percentage of Separate Account net
  assets)
  Mortality and Expense Risk                1.00%      0.53%(4)
      Total Separate Account Expenses(6)    1.00%      0.53%
FUND ANNUAL EXPENSES
(as a percentage of average net assets):

                                                     MANAGEMENT     OTHER     TOTAL FUND
 FUND                                                   FEES     EXPENSES(5)  EXPENSES(6)
 ----                                                ----------  -----------  -----------
 Stock Index Fund                                         .26%         .09%         .35%

------------

(1) Premium taxes are not shown here, but may be charged by some states. See "Premium Tax Charge" in this prospectus.
(2) Reductions in the Sales and Administrative Charge are available if certain conditions are met. See "Fees and Charges" in this prospectus.
(3) Under certain groups, whose contracts are deposit administration contracts not administered by VALIC, this charge may be higher. See "Fees and Charges" in this prospectus.
(4) The Mortality and Expense Risk Fee may vary depending on the total assets attributable to the GTS-VA Contracts. See the "Fees and Charges" section in this prospectus.
(5) Other Expenses includes custody, accounting, reports to shareholders, audit, legal, administrative and other miscellaneous expenses. The expenses have been restated to reflect contractual changes effective May 1, 2001.
(6) Reduction from Total Separate Account and Fund Expenses due to Permanent Guaranteed Expense Limitations. The Company has agreed to reduce the Total Separate Account and Fund Expenses by a percentage of average net assets, to 1.4157% on the first $359,065,787, 1.36% on the next $40,934,213 and
     1.32% of the excess over $400 million of total assets attributable to the GUP Contracts and 0.6966% on the first $25,434,267, .5% on the next $74,565,733 and .25% of the excess over $100 million of the total assets attributable to the GTS-VA Contracts. For the period ending December 31, 2000, the Reduction from Total Separate Account and Fund Expenses were 0% and 0.22%, for the GUP Contract and the GTS-VA Contract, respectively. This Reduction from Total Separate Account and Fund Expenses reduced the Total Separate Account and Fund Expenses to 1.31% and 0.62% for the GUP Contract and the GTS-VA Contract, respectively. See "Reduction From Total Expenses" in the "Fees and Charges" section in this prospectus.

EXAMPLE -- Whether you surrender or do not surrender the Contract at the end of the period shown or you receive Payout Payments under a Payout Option:
--------------------------------------------------------------------------------

TOTAL EXPENSES. You would pay the following expenses on a $1,000 investment under a typical GUP Contract or GTS-VA Contract, invested in the Stock Index Fund as listed below, assuming a 5% annual return on assets:

                                                     1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                     ------  -------  -------  --------
 GUP Contract                                         $63      $91     $120      $205
 GTS-VA Contract                                      $56      $69     $ 83      $124

Note: These examples should not be considered representations of past or future expenses for VALIC Separate Account A or for the Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The purpose of the Fee Table above is to help Contract Owners and Participants understand the various expenses of VALIC Separate Account A and the Fund which are, in effect, passed on to the Contract Owners and Participants.

[SIDE NOTE]

MORE INFORMATION ON FEES MAY BE FOUND IN THE PROSPECTUS UNDER THE HEADINGS "FEES AND CHARGES" AND "FEE TABLE."

FOR A MORE DETAILED DISCUSSION OF THESE INCOME TAX PROVISIONS, SEE THE "FEDERAL TAX MATTERS" SECTION OF THE PROSPECTUS AND OF THE STATEMENT OF ADDITIONAL INFORMATION.

[END SIDE NOTE]

SUMMARY
------------------------------------------------------------------

A summary of the Contracts' major features is presented below. For a more detailed discussion of the Contracts, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

The Contracts offer a choice of one Variable Account Option and one Fixed Account Option.
--------------------------------------------------------------------------------

                  FIXED ACCOUNT         INVESTMENT
                  OPTIONS               STRATEGY                                    ADVISER
 -----------------------------------------------------------------------------------------------------------------------------
                  Fixed Account         General Account assets of the Company       --
 -----------------------------------------------------------------------------------------------------------------------------
                  VARIABLE ACCOUNT
                  OPTION
 -----------------------------------------------------------------------------------------------------------------------------
                  Stock Index Fund      Growth through investments tracking the     American General
                                        S&P 500-Registered Trademark- Index         Advisers, a division
                                                                                    of VALIC
 -----------------------------------------------------------------------------------------------------------------------------

A detailed description of the investment objective of the Stock Index Fund can be found in the section of the prospectus entitled "Variable Account Option," and also in the current NAFV I prospectus.

GUARANTEED DEATH BENEFIT

The Contracts offer a death benefit equal to the greater of Account Value or Purchase Payments reduced by withdrawals upon death of the Annuitant during the Purchase Period.

TRANSFERS

There is no charge to transfer your money between the Variable Account Option and the Fixed Account Option during the Purchase Period.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-621-7792. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

FEES AND CHARGES

SALES AND ADMINISTRATIVE CHARGE

Generally, a Sales and Administrative Charge of up to 5.00% will be deducted from Purchase Payments. See "Fees and Charges -- Sales and Administrative Charge."

PREMIUM TAX CHARGE

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the contract. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."

SEPARATE ACCOUNT CHARGES

If you choose the Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% and 0.53% for the GUP Contracts and GTS-VA Contracts, respectively, on the average daily net asset value of VALIC Separate
Account A.

STOCK INDEX FUND ANNUAL EXPENSE CHARGE

A daily charge based on a percentage of the Stock Index Fund's average daily net asset value is payable by the Stock Index Fund to its investment adviser. In addition to the management fees, the Stock Index Fund incurs other operating expenses which may vary.

SINCE SOME OF THESE FEES MAY NOT APPLY TO YOUR CONTRACT, CONSULT YOUR VALIC RETIREMENT PLAN SPECIALIST TO SEE HOW THESE PROVISIONS APPLY TO YOU.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as GUP and GTS-VA can be purchased with after-tax dollars, they are primarily used in connection with retirement programs which receive favorable tax treatment under federal law.

------------------------------------------------------------------
[SIDE NOTE]

FOR MORE INFORMATION ON PURCHASE PAYMENTS, REFER TO THE "PURCHASE PERIOD" SECTION OF THE PROSPECTUS.

[END SIDE NOTE]

PURCHASE REQUIREMENTS

GUP CONTRACTS

Under the GUP Contracts, the minimum initial and subsequent Purchase Payments per a Participant in a group is $25, if the entire Purchase Payment is allocated to the Variable Account Option and $30 if the Purchase Payment is split between the Variable Account Option and the Fixed Account Option. In certain group plans, the minimum initial Purchase Payment must be at least $2,000, and subsequent Purchase Payments must be at least $5,000. Under certain plans, the minimum initial and subsequent Purchase Payment amounts for the GUP Contracts may differ or may be waived. See "Purchase Period," in this prospectus.

GTS-VA CONTRACTS

Under the GTS-VA Contracts, the minimum initial and subsequent Purchase Payments is $10,000 per year. This amount may vary depending on the type of plan that the GTS-VA Contract is offered under. See "Purchase Period" in this prospectus.

SELECTED PURCHASE UNIT DATA
---------------------------------------------------

                                                               STOCK INDEX                       STOCK INDEX
                                                     DIVISION 10A (GUP CONTRACTS)(1)  DIVISION 10B (GTS-VA CONTRACTS)(1)
                                                     -------------------------------  ----------------------------------
 DECEMBER 31, 2000
     Purchase Units In Force.......................            18,955,830                            868,910
     Purchase Unit Value...........................            $24.085709                         $38.813808
 DECEMBER 31, 1999
     Purchase Units in Force.......................            21,421,375                          1,005,615
     Purchase Unit Value...........................            $26.836368                         $43.027665
 DECEMBER 31, 1998
     Purchase Units in Force.......................            23,726,504                          1,131,113
     Purchase Unit Value...........................            $22.479709                         $35.792019
 DECEMBER 31, 1997
     Purchase Units in Force.......................            25,835,933                          1,256,974
     Purchase Unit Value...........................            $17.679054                         $27.956410
 DECEMBER 31, 1996
     Purchase Units in Force.......................            27,379,389                          1,380,401
     Purchase Unit Value...........................            $13.413891                         $21.070956
 DECEMBER 31, 1995
     Purchase Units in Force.......................            29,995,363                          1,560,525
     Purchase Unit Value...........................            $11.036946                         $17.221812
 DECEMBER 31, 1994
     Purchase Units in Force.......................            33,814,520                          1,836,094
     Purchase Unit Value...........................            $ 8.116786                         $12.582568
 DECEMBER 31, 1993
     Purchase Units in Force.......................            36,512,399                          1,937,835
     Purchase Unit Value...........................            $ 8.140393                         $12.535147
 DECEMBER 31, 1992
     Purchase Units in Force.......................            38,339,955                          1,980,063
     Purchase Unit Value...........................            $ 7.481645                         $11.439143
 DECEMBER 31, 1991
     Purchase Units in Force.......................            39,793,938                          2,027,028
     Purchase Unit Value...........................            $ 7.285058                         $11.058834

------------

(1) Effective with the merger of the American General Series Portfolio Company ("AGSPC") Quality Growth Fund into the Stock Index Fund on May 1, 1992, the Quality Growth Fund Divisions 9A and 9B were merged into the Stock Index Fund Divisions 10A and 10B, respectively. The merger of the Divisions was accomplished by an exchange of units of Quality Growth Divisions 9A and 9B for units of Stock Index Divisions 10A and 10B, respectively.

Financial statements of VALIC Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase Units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown. The unit value of the Division of VALIC Separate Account A will not be the same on any given day as the net asset value per share of the Stock Index Fund in which the Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges to VALIC Separate Account A. In addition, dividends declared by the Stock Index Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Stock Index Fund and increasing the number of Stock Index Fund shares outstanding. However, the total cash value in VALIC Separate Account A does not change as a result of such distributions.

[SIDE NOTE]

FOR MORE INFORMATION ABOUT VALIC, SEE THE STATEMENT OF ADDITIONAL INFORMATION.

[END SIDE NOTE]

GENERAL INFORMATION
---------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. They offer you a fixed and a variable investment option that you can invest in to help you reach your retirement savings goals. Your contributions to the Contracts can come from different sources, like payroll deductions or money transfers. Your retirement savings process with the Contracts will involve two stages: the Purchase Period and the Payout Period. The first is when you make contributions into the Contracts called "Purchase Payments." The second is when you receive your retirement payouts. For more information, see "Purchase Period" and "Payout Period" in this prospectus.

You may choose, depending upon your retirement savings goals, your personal risk tolerances, and your retirement plan, to invest in the Fixed Account Option and/or the Variable Account Option described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in the Contracts.

ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like GUP and GTS-VA. American General Advisers is the investment advisor business division of VALIC. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have Regional Offices throughout the United States.

VALIC is a member of the American General Corporation group of companies. Members of the American General Corporation group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance.

VALIC is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. VALIC's membership in IMSA applies to VALIC only and not its products or affiliates.

On March 11, 2001, American General Corporation, the parent of The Variable Annuity Life Insurance Company and The Variable Annuity Marketing Company, GUP's investment adviser and underwriter, respectively, entered into an Agreement and Plan of Merger with Prudential plc, an international retail financial services organization with its primary headquarters in London, England. As a result of the transaction, American General Corporation will become a wholly-owned indirect subsidiary of Prudential plc. It is currently anticipated that the transaction, which is subject to approval by American General Corporation and Prudential plc shareholders, regulatory approvals and other conditions, will close by the end of the third quarter of 2001. Prudential plc is not affiliated with The Prudential Insurance Company of America.

On April 3, 2001, American General Corporation received an unsolicited competing offer from American International Group, Inc. which is currently under consideration.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contracts' Variable Account Option, you will be sending that money through VALIC's Separate Account A. You do not invest directly in the Stock Index Fund. VALIC's Separate Account A invests in the Stock Index Fund on behalf of your account. VALIC Separate Account A is made up of what we call "Divisions."

On May 1, 1992, the AGSPC Quality Growth Fund merged into the Stock Index Fund. Effective with this merger, the Quality Growth Divisions 9A and 9B were renamed Stock Index Divisions 10A and 10B, respectively. Divisions 10A and 10B, which invest in the Stock Index Fund, are available under the Contracts. Division 10A is the Variable Account Option for the GUP Contracts and Division 10B is the Variable Account Option for the GTS-VA Contracts. The earnings (or losses) of Divisions 10A and 10B are credited to (or charged against) the assets of Divisions 10A and 10B.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933.

VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in

---------------------------------------------------
[SIDE NOTE]

THE DISTRIBUTOR'S ADDRESS IS 2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019.

FOR MORE INFORMATION ABOUT THE DISTRIBUTOR, SEE THE STATEMENT OF ADDITIONAL INFORMATION.

VARIABLE ACCOUNT OPTION -- INVESTMENT OPTION THAT CORRESPONDS TO A SEPARATE ACCOUNT DIVISION OFFERED BY THE CONTRACTS. INVESTMENT RETURNS ON THE VARIABLE ACCOUNT OPTION MAY BE POSITIVE OR NEGATIVE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE STOCK INDEX FUND.

PURCHASE PAYMENTS -- AN AMOUNT OF MONEY YOU OR YOUR EMPLOYER PAY TO VALIC TO RECEIVE THE BENEFITS OF AN ANNUITY CONTRACT OFFERED UNDER GUP OR GTS-VA.

[END SIDE NOTE]

that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other VALIC operation. As stated in the Contracts, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contracts be held exclusively for the benefit of the contract owner, participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and American General Corporation has no legal obligation to back these commitments. When we discuss performance information in this prospectus, we mean the performance of a VALIC Separate Account A Division.

UNITS OF INTERESTS

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The Variable Annuity Marketing Company ("the Distributor"), an affiliate of VALIC, acts as VALIC's Separate Account A distributor.

VALIC will pay the licensed agents who sell the Contracts a commission. Currently, the commission paid by VALIC will range up to 6.0% of each Purchase Payment. In addition, VALIC will pay managers who supervise the agents overriding commissions ranging to 1% of each Purchase Payment. These various commissions are paid by VALIC and do not result in any charge to Participants or to the Separate Account.

VARIABLE ACCOUNT OPTION
---------------------------------------------------

The Contracts enable you to participate in a Division that represents a Variable Account Option. Certain limitations may also apply. See "About VALIC Separate Account A" in this prospectus.

The Division represents and invests, through VALIC's Separate Account A, in a specific portfolio of NAFV I. NAFV I serves as the investment vehicle for the Contracts.

NAFV I is registered as an open-end, management investment company and is regulated under the Act. For complete information about the Stock Index Fund option, including charges and expenses, you should refer to the NAFV I prospectus. Copies are available online at www.valic.com or you may call 1-800-448-2542.

SUMMARY OF THE FUND

A brief summary of the investment objective of the Stock Index Fund is shown below.

STOCK INDEX FUND

Investment objective: Seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500-Registered Trademark-Index.

"Standard & Poor's-Registered Trademark-", "S&P", and "S&P 500-Registered Trademark-" are trademarks of Standard & Poor's ("S&P"). The North American-AG Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in this Fund.

PURCHASE PERIOD
---------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when an account under the Contracts is surrendered before the Payout Period. The amount, number, and frequency of your Purchase Payments is determined by the retirement plan for which your contract was purchased.

PURCHASE PAYMENTS

You may establish an account only through a VALIC representative. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. Your employer is usually responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us as to the amount being applied to your account.

---------------------------------------------------
[SIDE NOTE]

PURCHASE UNIT -- A MEASURING UNIT USED TO CALCULATE YOUR ACCOUNT VALUE DURING THE PURCHASE PERIOD. THE VALUE OF A PURCHASE UNIT WILL VARY WITH THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT DIVISION.

FOR MORE INFORMATION AS TO HOW PURCHASE UNIT VALUES ARE CALCULATED, SEE THE STATEMENT OF ADDITIONAL INFORMATION.

[END SIDE NOTE]

Minimum initial and subsequent Purchase Payments are as follows:


                     INITIAL           SUBSEQUENT
 CONTRACT TYPE       PAYMENT            PAYMENT
---------------  ----------------   ----------------
GUP
  Contracts(1)   $30 (with a $12    $30 (with a $12
                 minimum allo-      minimum allo-
                 cated to the Va-   cated to the Va-
                 riable Account     riable Account
                 Option) or $25     Option) or $25
                 if the entire      if the entire
                 Purchase Pay-      Purchase Pay-
                 ment amount is     ment amount is
                 to be allocated    to be allocated
                 to the Variable    to the Variable
                 Account Option     Account Option
                 only.              only.
GTS-VA
  Contracts(2)   $10,000            $10,000
----------------------------------------------------
(1) The Minimum Initial and Subsequent Purchase
    Payments for GUP Contracts issued under Section
    401 of the Internal Revenue Code (the "Code") is
    $2,000 and $5,000, respectively. VALIC may from
    time-to-time waive the Minimum Initial and
    Subsequent Purchase Payment amounts for group
    plans established for employers with 500 or more
    employees.
(2) The $10,000 Minimum Initial and Subsequent
    Purchase Payment amount applies only to GTS-VA
    Contracts issued under Sections 401 and 403(b)
    of the Code. There are no Minimum Initial and
    Subsequent Purchase Payment requirements for
    other GTS-VA Contracts.

Purchase Payment minimums apply to each Purchase Payment made.

Purchase Payments are received in VALIC's Home Office. When an initial Purchase Payment is accompanied by an application, within 2 business days we will:

- Accept the Application -- and issue a certificate. We will also establish your account and apply your Purchase Payment by crediting the amount to the Fixed Account Option or the Variable Account Option;

- Reject the Application -- and return the Purchase Payment; or

- Request Additional Information -- to correct or complete the application.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

  RETURN PURCHASE PAYMENTS. If we do not have your name, address or social security number, we will return the Purchase Payment to your employer unless this information is immediately provided to us.

  EMPLOYER-DIRECTED ACCOUNT. If we have your name, address and social security number and we have an Employer-Directed Account Agreement from your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in the Fixed Account Option. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Option in your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time (see "Calculation of Purchase Unit Value" below for more information). Once we have established your account and have applied your initial Purchase Payment as described above, any subsequent Purchase Payment that we receive at our Home Office before the close of the Exchange will be credited the same business day. If not, it will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

CALCULATION OF PURCHASE UNIT VALUE

The Purchase Unit value for a Division is calculated as shown below:


STEP 1: Calculate the gross investment rate:
              Gross Investment Rate
=             (EQUALS)
              The Division's investment income and capital gains and
              losses (whether realized or unrealized) on that day from
              the assets attributable to the Division.
 DIVIDED BY   (DIVIDED BY)
              The value of the Division for the immediately preceding
              day on which the values are calculated.

---------------------------------------------------
We calculate the gross investment rate as of 4:00 p.m. Eastern Time on each business day when the Exchange is open.


STEP 2: Calculate net investment rate for any day as follows:
       Net Investment Rate
=      (EQUALS)
       Gross Investment Rate (calculated in Step 1)
-      (MINUS)
       Separate Account charges and any income tax charges.

STEP 3: Determine Purchase Unit Value for that day.
       Purchase Unit Value for that day.
=      (EQUALS)
       Purchase Unit Value for immediate preceding day.
X      (MULTIPLIED BY)
       Net Investment Rate (as calculated in Step 2) plus 1.00.

CHOOSING INVESTMENT OPTIONS

There are 2 investment options offered in the Contracts. This includes 1 Fixed Account Option and 1 Variable Account Option. The Fund that underlies the Variable Account Option is registered as a separate portfolio of NAFV I. NAFV I is registered as an investment company under the Act and is subject to regulation of the Act. The Fixed Account Option is not subject to regulation under the Act and is not required to be registered under the Securities Act of 1933. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Option. However, federal securities law does require such data to be accurate and complete.

FIXED ACCOUNT OPTION

The Fixed Account Option is part of the Company's general assets. You may allocate all or a portion of your Purchase Payment to the Fixed Account Option listed in the "Summary" section in this prospectus. Purchase Payments you allocate to the Fixed Account Option are guaranteed to earn at least a minimum rate of interest. Interest is paid on the Fixed Account Option at a declared rate. We bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets.


Here is how you may calculate the value of your Fixed Account
Option during the Purchase
Period:
       Value of Your Fixed Account Option
=      (EQUALS)
       All Purchase Payments made to the Fixed Account Option
+      (PLUS)
       Amounts transferred from the Variable Account Option to the Fixed Account Option
+      (PLUS)
       All interest earned
-      (MINUS)
       Amounts transferred or withdrawn from Fixed Account Option
       (including applicable fees and charges)

VARIABLE ACCOUNT OPTION

You may allocate all or a portion of your Purchase Payments to the Variable Account Option listed in this prospectus as permitted by your retirement program. A complete discussion of the Variable Account Option may be found in the "Variable Account Option" section in this prospectus. Based upon the Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of the Variable Account Option will change daily depending upon the investment performance of the Stock Index Fund (which may be positive or negative) and the deduction of VALIC Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. The Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


Here is how to calculate the value of the Variable Account Option in your account during the Purchase Period:
       Value of Your Variable Account Option
=      (EQUALS)
       Total Number of Purchase Units
X      (MULTIPLIED BY)
       Current Purchase Unit Value

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your contract's account has been surrendered. The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

[SIDE NOTE]

ACCOUNT VALUE -- THE TOTAL SUM OF YOUR FIXED ACCOUNT OPTION AND/OR VARIABLE ACCOUNT OPTION THAT HAVE NOT YET BEEN APPLIED TO YOUR PAYOUT PAYMENTS.

PURCHASE PERIOD -- THE TIME BETWEEN YOUR FIRST PURCHASE PAYMENT AND YOUR PAYOUT PERIOD (OR SURRENDER).

PAYOUT PERIOD -- THE TIME THAT STARTS WHEN YOU BEGIN TO WITHDRAW YOUR MONEY IN A STEADY STREAM OF PAYMENTS.

HOME OFFICE -- OUR PRINCIPAL OFFICE AT 2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019.

[END SIDE NOTE]

TRANSFERS BETWEEN INVESTMENT OPTIONS
---------------------------------------------------

You may transfer all or part of your Account Value between the Fixed Account Option and the Variable Account Option without a charge. Transfers may be made during the Purchase Period or during the Payout Period. We reserve the right to limit transfers as discussed below. Your employer's plan may also limit your rights to transfer.

DURING THE PURCHASE PERIOD

During the Purchase Period, transfers may be made between the Fixed Account Option and the Variable Account Option at any time.

If you make a transfer into the Fixed Account Option within 120 days of making a transfer out of the Fixed Account Option, the interest rate earned on the Account Value in the Fixed Account Option may be adversely affected.

Transfers are permitted during the Purchase Period, subject to the following limitations:


                                                    OTHER
    ACCOUNT OPTION          FREQUENCY            RESTRICTIONS
 --------------------  --------------------  --------------------
 Variable Account      At any time                 None(1)
   Option
 Fixed Account Option  At any time                 None(1)

-------------

(1) VALIC may limit transfers to the extent such a limitation is allowed under your Contract.

DURING THE PAYOUT PERIOD

During the Payout Period, transfers may be made from the Contracts' investment options subject to the following limitations:


                                                  OTHER
    ACCOUNT OPTION           FREQUENCY         RESTRICTIONS
 --------------------  ----------------------  ------------
 Variable Account      Once every 365 days         None
   Option
 Fixed Account         Not permitted                --
   Option

COMMUNICATING TRANSFER OR
REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self service automated phone system (VALIC by Phone), or in writing. We will send a confirmation of transactions within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within one business day of receipt.

Instructions for transfers or reallocations may be made via the internet as follows:

- Log on to www.valic.com

- Click "View Your Account Here" and log into VALIC Online

- Click either "Asset Transfer" (to transfer existing funds) or "Allocation Change" (to reallocate future contributions) under the "Transactions" menu

- Select the desired account, input the transaction request, then click
  "Continue"

- Review your transaction request for accuracy and then click "Continue" to submit to VALIC

Instructions for transfers or reallocations may be made via an automated telephone system (VALIC by Phone) as follows:

- Call 1-800-428-2542 and press any key to signify that you have a touch tone phone

- Press 1 for "Account Inquiries and Transaction Requests"

- Enter your Social Security Number and personal identification number (PIN)

- Select the desired account and press 2 for an asset transfer or allocation change

- Follow the scripts to complete your transaction request and to submit to VALIC

Instructions for transfer or reallocations may also be made as follows:

- Call 1-800-621-7792

- Enter your Social Security Number

- You may use the automated telephone system or speak with a Client Service Professional

You may also send written instructions by completing a VALIC form for transfers or reallocations:

- Written instructions should be sent to VALIC's Home Office

- A VALIC financial change form is required

- Written instructions are required if you are requesting a transfer to or from the MVA Option

- Written instructions are required if you have notified us not to accept telephone instructions

- We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing

No one that we employ or that represents VALIC may give telephone instructions on your behalf without VALIC's prior written permission. This does not apply to a contract with the immediate family of an employee or representative of VALIC.

You will bear the risk of loss arising from instructions received by telephone or online. We are not responsible for the authenticity of such instructions. Any telephone or online instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instructions may not be made during the Payout Period. Transfer instructions during the Payout Period cannot be done online. We reserve the right to stop telephone transfers at any time.

---------------------------------------------------
EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

- The date of receipt, if received in our Home Office before the close of regular trading of the Exchange on a day values are calculated;
  (Normally, this will be 4:00 P.M. New York time); otherwise

- The next date values are calculated.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities using programmed and/or frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts or frequent transfers that could disadvantage other Contract Owners.

---------------------------------------------------
[SIDE NOTE]

PARTICIPANT YEAR -- THE FIRST TWELVE MONTH PERIOD AND THEN EACH YEARLY ANNIVERSARY OF THAT PERIOD FOLLOWING THE ISSUE DATE OF THE CONTRACT OR CERTIFICATE.

[END SIDE NOTE]

FEES AND CHARGES
---------------------------------------------------

By investing in the Contracts, you may be subject to five basic types of fees and charges:

- Sales and Administrative Charge

- Premium Tax Charge
- Separate Account Charges

- Fund Annual Expense Charge

- Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.

SALES AND ADMINISTRATIVE CHARGE

When you make a Purchase Payment to your account, you may be subject to a Sales and Administrative Charge that will be deducted from the amount of your Purchase Payment. The Sales and Administrative Charge will be deducted from the GUP Contracts as follows:


                        DEDUCTION AS          DEDUCTION AS
    AGGREGATE GROSS     A PERCENTAGE          A PERCENTAGE OF
        PURCHASE        OF PURCHASE           NET PURCHASE
      PAYMENTS(1)       PAYMENTS(2)           PAYMENTS(3)
  --------------------         -----                 -----
  first $5,000             5.00%                 5.26%
  next $5,000              4.00%                 4.17%
  next $5,000              3.50%                 3.63%
  over $15,000             3.00%                 3.09%

-------------

(1) The Aggregate Gross Purchase Payments is the entire amount that you pay to the Company under a contract.
(2) We will only deduct 2% (1.4% administrative expenses and 0.6% sales expenses) from single one-time Purchase Payments, except when the single one-time Purchase Payment is transferred from other Company annuity contracts for which no deduction is made. Any subsequent Purchase Payments made after a single one-time Purchase Payment will be subject to the deduction as described above with the lump sum included in the Aggregate Gross Purchase Payment.
(3) The Gross Purchase Payment amount minus the deduction for Sales and Administrative Expenses is the amount of the Net Purchase Payment.
Certain group plans use GUP Contracts that are not administered by VALIC. These GUP Contracts are administered by professional actuarial consultants. This type of contract is known as a deposit administration contract. The GUP Contracts administered as deposit administration contracts have a different Sales and Administrative Charge than the GUP Contracts not administered as deposit administration contracts. A sales charge on the GUP deposit administration contracts will be deducted annually on 5% of Purchase Payments received (5.26% of Net Purchase Payments) after an administrative charge is deducted. The administrative charge on the GUP deposit administration contracts is a dollar amount calculated and deducted yearly based on the total contributions made by the group from when the deposit administration contract began.

The administrative charge on the GUP deposit administration contracts will be determined as follows:


      TOTAL GROUP       AMOUNT DEDUCTED PER
         CONTRIBUTIONS      YEAR
  --------------------        -------
         $0 - $99,999         $ 1,000
         $100,000 -
          $199,999            $   750
         $200,000 -
          $299,999            $   500
         $300,000 -
          $399,999            $   250
         $400,000 and
          greater                   0

If your Contract is a GTS-VA Contract sold in a 403(b) plan, then your Sales and Administrative Charge will be the same as for the GUP Contracts administered by VALIC. However, one-time Purchase Payments received by the Company from amounts that were accumulated in 403(b) plans not associated with VALIC shall be subject to a charge of 2%. Any future Purchase Payments made will be subject to the same Sales and Administrative Charge as the GUP Contracts administered by VALIC. In addition, if, under a GTS-VA Contract, you make a one-time payment of amounts accumulated in other VALIC contracts, then you will not be subject to the 2% charge, but you will be subject to the same charge as the GUP Contracts administered by VALIC.

If you are a full-time sales representative of VALIC, and have been employed by VALIC for 90 days or more, then you may participate in a GUP Contract with no Sales and Administrative Charge.

If your Contract is unallocated, then the Sales and Administrative Charge will be 2% for each Purchase Payment.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3 1/2%.

If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Payout Value when annuity payments are to begin. If you are in a GUP deposit administration contract, then your premium taxes will be added to payout rates when you are added to a group plan, and not deducted from Purchase Payments.

If we deduct an amount for premium taxes, but later find the tax was not due, we will:

- Adjust the amount deducted in error to reflect investment experience from the date of the deduction to the date we determined the tax was not due; and

- Apply the excess amount, as adjusted, to increase the number of Pay-in or Payout Units.

---------------------------------------------------
SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee applied to VALIC Separate
Account A. For GUP Contracts, this is a daily charge at an annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. For GTS-VA Contracts, this a daily charge at an annualized rate of .85% on the first $10,000,000 in your group's plan, .425% on the next $90,000,000 in your group's plan and .21% on assets over $100,000,000 in your group's plan, on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contracts. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit which may be higher than your Account Value. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee.

For more information about the mortality and expense risk fee, see the Fee Table in this prospectus.

FUND ANNUAL EXPENSE CHARGES

Investment management charges based on a percentage of the Fund's average daily net assets are payable by the Stock Index Fund. The charges will be paid by the Fund to its investment adviser. These charges indirectly cost you because they lower your return.

OTHER TAX CHARGES

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

REDUCTION FROM TOTAL EXPENSES

When the Company reorganized its separate accounts, merging VALIC Separate Account One and VALIC Separate Account Two into VALIC Separate Account A, the Company guaranteed that the fees and charges would not be greater as a result of the Reorganization. Endorsements added to the Contracts provide that certain Fund Annual Expense Charges and the Separate Account Charges will not be higher on the Contracts funded by VALIC Separate Account A, than they were when the Contracts were funded by VALIC Separate Account One and VALIC Separate Account Two.

The Company, for VALIC Separate Account One and VALIC Separate Account Two, determined the ratio of certain Fund Annual Expense Charges and Separate Account Annual Expense Charges to the total net assets of VALIC Separate Account One and VALIC Separate Account Two, called the Expense Ratio. On April 1, 1987, the Expense Ratio was calculated, to determine the Maximum Expense Ratio. The Company guarantees that the amount of the Expense Ratio will never exceed the amount of the Maximum Expense Ratio. The Maximum Expense Ratio for the GUP and GTS-VA Contracts is 1.4157% and .6966%, respectively.

The Maximum Expense Ratio does not apply to extraordinary and non-recurring Fund Annual Expenses. These expenses may include certain liabilities and litigation associated with indemnification payments of NAFV I failing to qualify as a Regulated Investment Company under the Code. The Company believes that such expenses and liabilities, although possible, are unlikely to occur.

We may, as described below, determine that the Sales and Administrative Charge for the Contracts may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for such programs and arrangements. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

- The type of retirement program.

  Certain types of retirement programs because of their stability can result in lower administrative costs.

- The nature of your retirement program.

  Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders thus reducing administrative costs.

- Other factors of which we are not presently aware which could reduce administrative costs.

[SIDE NOTE]

PAYOUT UNIT -- A MEASURING UNIT USED TO CALCULATE PAYOUT PAYMENTS FROM YOUR VARIABLE ACCOUNT OPTION. PAYOUT UNIT VALUES WILL VARY WITH THE INVESTMENT EXPERIENCE OF THE VALIC SEPARATE ACCOUNT A DIVISION.

ASSUMED INVESTMENT RATE -- THE RATE USED TO DETERMINE YOUR FIRST MONTHLY PAYOUT PAYMENT PER THOUSAND DOLLARS OF ACCOUNT VALUE IN YOUR VARIABLE ACCOUNT OPTION.

[END SIDE NOTE]

PAYOUT PERIOD
---------------------------------------------------

The Payout Period (Annuity Period) begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT
Under Fixed Payout, you will receive monthly payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  -  Type and duration of Payout Option chosen;

  -  Your age or your age and the age of your survivor (1);

  - Your sex or your sex and the sex of your survivor (1) (IRAs and certain nonqualified contracts);

  -  The portion of your Account Value being applied; and

  -  The payout rate being applied and the frequency of the payments.

  (1) This applies only to joint and survivor payouts.
If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

VARIABLE PAYOUT
With a Variable Payout, you select your existing Variable Account Option. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by the Variable Account Option. The Payout Unit Value is calculated just like the Purchase Unit Value for the Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.
In determining your first Payout Payment, an Assumed Investment Rate of 3 1/2% is used (unless you select a higher rate as allowed by state law) for all Contracts, except GTS-VA Contracts that are not sold under Section 403(b), which have an Assumed Investment Rate of 3% (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT
With a Combination Fixed and Variable Payout, you may divide your Payout Payments between a Fixed Payout (payment is fixed and guaranteed) and a Variable Payout from the Variable Account Option (payments will vary).

PAYOUT DATE
The Payout Date is the date selected by you on which your payout (annuity) payments will start. The date selected must be the first of any month provided 30 days advance notice has been given to VALIC. Your account will be valued ten days prior to the end of the month preceding the Payout Date. A request to start payments must be sent to our Home Office on a form approved by VALIC. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. For nonqualified contracts, the Payout Date may begin after the Annuitant's 50th birthday but prior to the Annuitant's 75th birthday. For additional information on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans ("SEPs"), see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

PAYOUT OPTIONS
You may specify the manner in which your Payout Payments are made. You may select one of the following options (depending on the terms of your contract):

  - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

  - LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period. Under the GTS-VA Contracts, the payout payments must be at least $25 each.

  - LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. Upon your death, your beneficiary will receive a lump sum payment equal to the remaining Payout Value.

---------------------------------------------------
[SIDE NOTE]

FOR MORE INFORMATION ABOUT PAYOUT OPTIONS OR ENHANCEMENTS OF THOSE PAYOUT OPTIONS AVAILABLE UNDER THE CONTRACT, SEE THE STATEMENT OF ADDITIONAL INFORMATION.

[END SIDE NOTE]

 - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your beneficiary. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

 - PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between three and thirty. Upon your death, payments will continue to your beneficiary until the designated period is completed.

 - PAYMENT OF A SPECIFIED AMOUNT -- payments in equal annual, semi-annual, quarterly or monthly installments are made to you of a specified dollar amount until the remaining balance is less than the specified dollar amount, at which time, the remaining balance will be paid to you.

 - PAYMENT OF INVESTMENT INCOME -- payments are made to you, out of your Account Value placed in the Fixed Account Option, on an annual, semi-annual, quarterly or monthly basis. Payments are calculated by the net investment rate for the period multiplied by the remaining Account Value. Upon your death, payments will continue to your beneficiary until the remaining balance is paid out. At any time, you may elect to receive a lump sum payment equal to the remaining Account Value.

Each Payout Option, except Payment for a Designated Period, is available as a Fixed and Variable Payout. Payment for a Designated Period is available as a Fixed Payout Option only.

You may elect a different Payout Option if we agree.

ENHANCEMENTS TO PAYOUT OPTIONS

You may be able to select enhancements to the Payout Options described above. These enhancements include partial annuitization, flexible payments of varying amounts and inflation protection payments. Additionally, certain options may be available with a one to twenty year guaranteed period. The Joint and Survivor Life Option may be available with a one to twenty year guaranteed period option. Not all of the enhancements are available under each option.

LEVEL PAYMENTS OPTION

The level payments enhancement is an option that can only be used if you have a GUP Contract and if you selected one of the first four Payout Options above. Under the level payments option, payments are made once each month during each payout year at a certain level determined for that year based on the investment performance of the Separate Account. The amount of the payments will be determined by dividing the payment amount by the current Payout Unit Value to determine the number of Payout Units in each subsequent annual payment.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. The Variable Account Option may result in your receiving unequal payments during your life expectancy. If payments begin before age
59 1/2, you may suffer unfavorable tax consequences, in the form of an excise tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters" in this prospectus.

Your Payment Option should be selected at least 30 days before your Payout Date. If such selection is not made:

  - Payments will be made under the Life with Guaranteed Period Option,

  - The payments will be guaranteed for a 10 year period,

  - The payments will be based on the allocation used for your Purchase
    Payments,

  - Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis, and

  - Variable Account Option will be used to distribute payments to you on a Variable Payout basis.

Under certain retirement plans, federal pension law may require that payments be made under the Joint and Survivor Life Payout Option.

Most Payout Payments are made monthly. If the amount of your payment is less than $25, we reserve the right to reduce the number of payments made each year so each of your payments are at least $25, subject to any limitations under the contract or the plan. Also, if your annual payment is less than $100, we reserve the right to make a lump sum payment of the remaining annuity value.

SURRENDER OF ACCOUNT VALUE
---------------------------------------------------

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  - allowed under federal and state law; and

  - allowed under your employer's plan.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the Surrender Value to you within 7 calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form. For example, a loan termination or loan payoff must be processed prior to surrendering an account. If you are not 100% vested, forfeited dollars must be removed prior to the Surrender transaction. Additionally, if your Plan Administrator must approve a request for Surrender, the request will not be considered in good order until the Plan Administrator approval is received. The above examples may not be all-inclusive, but are illustrations of processes that must be completed before a request is considered to be in good order.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the NAFV I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed in accordance with the procedures above.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered at any time can be determined as follows:


   Allowed
  Surrender     = (EQUALS)      Your Account
    Value                         Value(1)
   (1) Equals the Account Value next computed
       after your properly completed request
       for surrender is received in our Home
       Office.

There is no guarantee that the Surrender Value in the Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Internal Revenue Code Section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except attainment of age 70 1/2, retirement, or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except for termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  - death benefits; and

  - certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted.

You may, upon termination of participation in your group's plan, elect to have your Account Value applied to the purchase of an individual variable annuity contract offered by VALIC. There will be no charge for this election, but there may be certain adverse tax consequences, depending on your plan and the terms of your contract.

Under the GUP Contracts, if you change employers and your new employer is the owner of a similar GUP Contract, you may have your Account Value transferred to such other GUP Contract free of charge.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contracts.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time, subject to any applicable surrender restrictions. A partial surrender will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Option and the Variable Account Option for the payment of Account Value.

The reduction in the number of Purchase Units credited to your Account Value will equal:


                                     Your Purchase
                                       Units next
                                   computed after the
     The amount       DIVIDED BY    written request
    surrendered      (DIVIDED BY)   for surrender is
                                    received at our
                                      Home Office

[SIDE NOTE]

BENEFICIARY -- THE PERSON DESIGNATED TO RECEIVE PAYOUT PAYMENTS UPON THE DEATH OF AN ANNUITANT.

ANNUITANT -- THE INDIVIDUAL, (IN MOST CASES THIS PERSON IS YOU) TO WHOM PAYOUT PAYMENTS WILL BE PAID.

CONTRACT OWNER -- EITHER YOUR EMPLOYER OR ORGANIZATION IN THE CASE OF A GROUP CONTRACT OR THE ANNUITANT IN THE CASE OF AN INDIVIDUAL CONTRACT. IF THE CONTRACT IS AN INDIVIDUAL NON-QUALIFIED TYPE, THIS IS GENERALLY THE ANNUITANT BUT IS NOT REQUIRED TO BE. ALSO, A CONTINGENT CONTRACT OWNER MAY BE DESIGNATED.

FIXED ACCOUNT OPTION -- A PARTICULAR SUBACCOUNT INTO WHICH YOUR PURCHASE PAYMENTS AND ACCOUNT VALUE MAY BE ALLOCATED TO FIXED INVESTMENT OPTIONS. THE OPTION IS GUARANTEED TO EARN AT LEAST A MINIMUM RATE OF INTEREST.

VARIABLE ACCOUNT OPTION -- INVESTMENT OPTIONS THAT CORRESPOND TO VALIC SEPARATE ACCOUNT A DIVISIONS OFFERED BY THE CONTRACTS. INVESTMENT RETURNS ON THE VARIABLE ACCOUNT OPTION WILL BE POSITIVE OR NEGATIVE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE STOCK INDEX FUND ON THE DATE VALIC RECEIVES PROOF OF DEATH.

PROOF OF DEATH -- A CERTIFIED COPY OF THE DEATH CERTIFICATE, A CERTIFIED COPY OF A DECREE OF A COURT OF COMPETENT JURISDICTION AS TO DEATH, A WRITTEN STATEMENT BY AN ATTENDING PHYSICIAN, OR ANY OTHER PROOF SATISFACTORY TO VALIC.

[END SIDE NOTE]

DEATH BENEFITS
---------------------------------------------------

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. How these death benefits will be paid are discussed below. The death benefit provisions in the Contracts may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. You or your beneficiary may contact your VALIC financial professional at 1-800-448-2542 with any questions about required documentation and paperwork.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

- In a lump sum; or

- In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

BENEFICIARIES OTHER THAN SPOUSES.

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid.

- In full within 5 years after the Annuitant's death; or

- By payments beginning within 1 year after the Annuitant's death under:

  - A life annuity;

  - A life annuity with payments certain; or

  - An annuity for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the Annuity Date, the Beneficiary as named by you may receive the payout.

Payments certain or payments for a designated period cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

DURING THE PURCHASE PERIOD

If death occurs during the Purchase Period, the death benefit will be the greater of:


       Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
       OR
       100% of Purchase Payment (to the Fixed and/ or the Variable Account Option)
-      (MINUS)
       Amount of all Prior Withdrawals and any portion of Account Value applied under a Payout Option

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. The amount of death benefits will also depend on the Payout Option that you selected. The Payout Options available in the Contracts are described in the "Payout Period" section of this prospectus.

  - If the Life Only Option or Joint and Last Survivor Life Option were chosen, there will be no death benefit.

  - If the Life With Guaranteed Period Option, Life with Cash or Unit Refund Option or Payment for a Designated Period Option were chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

      - Receive the present value of any remaining payments in a lump sum; or

      - Receive the remaining payments under the same terms of the option chosen by the deceased Participant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; or

      - Receive the present value of any remaining payments applied under the Payment for a Designated Period Option for a period equal to or shorter than the period remaining. Spouse beneficiaries may be entitled to more favorable treatment under federal tax law.

Death Benefits will not be provided during the Payout Period for certain unallocated GUP and GTS-VA Contracts.

---------------------------------------------------
[SIDE NOTE]

DIVISION -- SUBACCOUNT OF VALIC SEPARATE ACCOUNT A WHICH REPRESENT THE VARIABLE ACCOUNT OPTION IN THE CONTRACTS. THE DIVISION INVESTS IN THE STOCK INDEX FUND.

PURCHASE PAYMENTS -- AN AMOUNT OF MONEY YOU PAY TO VALIC TO RECEIVE THE BENEFITS OF AN ANNUITY CONTRACT OFFERED UNDER GUP OR GTS-VA.

FOR MORE INFORMATION ON HOW TOTAL RETURN PERFORMANCE INFORMATION IS CALCULATED AND PERFORMANCE TABLES, SEE THE STATEMENT OF ADDITIONAL INFORMATION.

[END SIDE NOTE]

HOW TO REVIEW INVESTMENT PERFORMANCE
OF SEPARATE ACCOUNT DIVISIONS
---------------------------------------------------

We will advertise information about the investment performance of VALIC Separate Account A Divisions. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

TYPES OF INVESTMENT PERFORMANCE
INFORMATION ADVERTISED

We may advertise the Division's Total Return Performance information and Yield Performance information.

TOTAL RETURN PERFORMANCE INFORMATION

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:
  - Standard Average Annual Total Return
  - Nonstandard Average Annual Total Return
  - Cumulative Total Return
  - Annual Change in Purchase Unit Value
  - Cumulative Change in Purchase Unit Value
  - Total Return Based on Different Investment Amounts
  - An Assumed Account Value of $10,000

Each of these is described below.

STANDARD AVERAGE ANNUAL TOTAL RETURN

Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. Premium taxes are not deducted. This information is calculated for the Division based on how an initial assumed payment of $1,000 performed at the end of 1, 5 and 10 year periods or since inception.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

NONSTANDARD AVERAGE ANNUAL TOTAL RETURN

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return, except that Nonstandard Average Annual Total Return shows only the historic investment results of the Division and the charges and fees applied against the Division are not deducted.

CUMULATIVE TOTAL RETURN

The Cumulative Total Return will be calculated for 1, 5 and 10 year periods. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction for any charges and fees against the Division.

ANNUAL CHANGE IN PURCHASE UNIT VALUE

Annual Change in Purchase Unit Value is a percentage change during a one year period. This is calculated as follows:

  - The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the year;

  - The difference is divided by the Purchase Unit Value at the start of the year.

Fees and charges against the Division are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

CUMULATIVE CHANGE IN PURCHASE UNIT VALUE

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the end of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

TOTAL RETURN BASED ON DIFFERENT
INVESTMENT AMOUNTS

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Contracts' charges and fees imposed on the Division.

AN ASSUMED ACCOUNT VALUE OF $10,000

We may show annual values based on an initial investment of $10,000. This will not reflect any deduction for charges and fees imposed on the Division.

YIELD PERFORMANCE INFORMATION

We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.

We may advertise the standardized yield performance for the Division. The yield for each of these Divisions will be determined as follows:

We will divide the average daily net investment income per Purchase Unit by the Purchase Unit Value on the last day of the period; and

We will annualize the result.

OTHER CONTRACT FEATURES
---------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  - The Contract Owner;

  - The Participant; and

  - The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CANCELLATION -- THE 10 DAY "FREE LOOK"

The Contract Owner may cancel an individual contract by returning it to the Company within 10 days after delivery. (A longer period will be allowed if required under state law.) A refund will be made to the Contract Owner within 7 days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or the amount required under state law, if larger.

WE RESERVE CERTAIN RIGHTS

We reserve the right to:

  - Amend the Contract for Fund Changes;

  - Amend the Contract to comply with tax or other laws;

  - Operate VALIC Separate Account A as a management investment company under the Act, in consideration of an investment management fee or in any other form permitted by law;

  - Deregister VALIC Separate Account A under the Act, if registration is no longer required;

  - Amend the GUP Contracts to increase all charges and annuity purchase rates (such change will not affect Participants already invested in a GU Contract);

  - Amend the GUP Contracts (except where prohibited by the Act) for Participants whose total Purchase Payments are greater than 200% of the amount of first-year Purchase Payment(s) made on his/her behalf;

  - Amend GUP contracts issued under GUP contract form GVA-SA1 after five years of your participation in the Contract to change any terms of the Contract upon 90 days written notice to you (except where prohibited by the Act);

  - Amend GTS-VA Contracts issued under GTS-VA contract form GVA-SA2 in connection with certain 403(b) and 401 plans for self-employed individuals to increase the deduction for Sales and Administrative Charge after the end of the first year of the Contract. Contract amendments may affect rates and Fund Annual Expenses adversely applicable to Participants for Purchase Payments at an annual rate of up to 200% of the first year Purchase Payment made for each such Participant;

  - Amend the Payout rate applicable to Purchase Payments after the tenth year of the Contract.

FUND CHANGES

We may amend your Contract to match changes to the funds offered under your Contract. For example, we may establish new funds, delete funds, or stop accepting allocations and/or investments in a particular fund. We may move assets and re-direct future premium allocations from one fund to another if we receive shareholder approval through a proxy vote or SEC approval for a fund substitution. This would occur if a fund is no longer an appropriate investment for the Contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new fund offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your fund choices.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered as a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the descriptions of GUP or GTS-VA in this prospectus.

ASSIGNING YOUR CONTRACT

For most Contracts issued under qualified retirement plans or eligible deferred compensation plans of government employers, you will not be permitted to assign, sell or pledge your Contract to any person or organization, other than the Company, unless your contract is owned by a trustee or custodian and the trust or custodial accounts comply with applicable nontransferable requirements. GUP Contracts not issued under GUP contract form GVA-SA1 and GTS-VA Contracts that are issued under GTS-VA contract form GVA-SA2 are not assignable unless permitted under applicable law. GUP Contracts that are issued under GUP contract form GVA-SA1 are not assignable.

---------------------------------------------------
[SIDE NOTE]

VALIC SEPARATE ACCOUNT A -- A SEGREGATED ASSET ACCOUNT ESTABLISHED BY VALIC UNDER THE TEXAS INSURANCE CODE. THE PURPOSE OF VALIC SEPARATE ACCOUNT A IS TO RECEIVE AND INVEST YOUR PURCHASE PAYMENTS AND ACCOUNT VALUE IN THE VARIABLE ACCOUNT OPTIONS YOU HAVE SELECTED.

[END SIDE NOTE]

VOTING RIGHTS
---------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on your behalf shares of the Stock Index Fund which comprises the Variable Account Option. From time to time the Stock Index Fund may be required to hold a shareholder meeting to obtain approval from its shareholders for certain matters. As a Participant, you may be entitled to give voting instructions to us as to how VALIC Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholder meeting is held. For more information about these shareholder meetings and when they may be held, see the NAFV I prospectus.

WHO MAY GIVE VOTING INSTRUCTIONS

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. This will be true in most cases even if your employer is the Contract Owner. Contract Owners will instruct VALIC Separate Account A in accordance with your instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if the Contracts were issued in connection with a nonqualified and unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES
ATTRIBUTABLE TO YOUR ACCOUNT

DURING PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING PAYOUT PERIOD OR AFTER A DEATH
BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting. At such time, the Annuitant, or the Beneficiary after the Annuitant's death, will be entitled to give voting instructions for shareholder meetings.

HOW FUND SHARES ARE VOTED

The Stock Index Fund which comprises the Variable Account Option in the Contracts may have a number of shareholders including VALIC Separate Account A, VALIC's other affiliated insurance company separate accounts and retirement plans within the American General group of companies.

VALIC Separate Account A will vote all of the shares of the Stock Index Fund it holds based on, and in the same proportion as, the instructions given by all Participant Accounts invested in Stock Index Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Stock Index Fund it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
---------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax adviser regarding how the current rules apply to your specific situation.

TYPE OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, as a Section 408(b) Individual Retirement Annuity ("IRA"), or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  - Section 403(b) annuities for employees of public schools and Section 501(c)(3) tax-exempt organizations;

---------------------------------------------------
  - Section 401(a) 403(a), and 401(k) qualified plans of for-profit employers and other employers (including self-employed individuals);

  - Section 457 deferred compensation plans of governmental and tax-exempt employers;

The foregoing Contracts are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

In addition, the Contracts are also available through "Non-Qualified Contracts" issued under unfunded, nonqualified deferred compensation plans of corporate employers.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax adviser.

Purchase Payments under the Contracts can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non-Qualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution which is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise or penalty taxes, under the circumstances described in the Statement of Additional Information. A distribution that is eligible for rollover often will also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

Investment earnings on contributions to Non-Qualified Contracts which are not owned by (or, generally, for the benefit of) natural persons will be taxed currently to the owner and such contracts will not be treated as annuities for certain federal income tax purposes.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from Premium Payments made to:

  - A Contract issued to a tax favored retirement program purchased with pre-tax premium payments;

  - A non-qualified Contract purchased with after-tax Premium Payments and;

  - Conventional savings vehicles such as savings accounts.

                        THE POWER OF TAX-DEFERRED GROWTH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        NONQUALIFIED
                          CONTRACT
          CONVENTIONAL  TAX-DEFERRED  TAX-DEFERRED
            SAVINGS       ANNUITY       ANNUITY
10 YEARS       $16,122       $18,128       $25,178
20 YEARS       $44,347       $57,266       $79,536
30 YEARS       $93,761      $141,761      $196,891

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a qualified tax-deferred plan. The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable options incur mortality and expense risk fee charges and may also incur account Sales and Administrative Charges. The chart does not reflect the deduction of any such fees. An additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

---------------------------------------------------
Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts generally provide tax deferred treatment on earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax deferred savings using a 28% Federal tax bracket, an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:

                              PAYCHECK COMPARISON

                        TAX-FAVORED   CONVENTIONAL
                        RETIREMENT      SAVINGS
                          PROGRAM       ACCOUNT
                        -----------   ------------
Annual amount
  available for
  savings before
  federal taxes.......    $2,500         $2,500
Current federal income
  tax due on Purchase
  Payments............         0           (700)
Net retirement plan
  Purchase Payments...    $2,500         $1,800

This chart assumes a 28% federal income tax rate. The $700 which is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,800 while the full $2,500 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,500, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a conventional savings account requires the full $2,500 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income.

[LOGO]
                                                        PRIVACY  NOTICE

YOUR PRIVACY
    IS IMPORTANT

American General understands your privacy is important. You have received this notice in accordance with applicable state and federal laws and because you are a current or potential customer of one of the American General companies. This notice will help you understand what types of nonpublic personal information -- information about you that is not publicly available -- we may collect, how we use it and how we protect your privacy.


AMERICAN GENERAL'S PRIVACY POLICY HIGHLIGHTS

- WE COLLECT NONPUBLIC PERSONAL INFORMATION TO PROCESS AND ADMINISTER OUR CUSTOMERS' BUSINESS AND TO ENSURE THAT WE ARE SATISFYING THEIR FINANCIAL NEEDS.

- WE HAVE POLICIES AND PROCEDURES IN PLACE TO PROTECT NONPUBLIC PERSONAL INFORMATION ABOUT OUR CUSTOMERS.

- WE DO NOT SELL NONPUBLIC PERSONAL INFORMATION ABOUT OUR CUSTOMERS TO THIRD PARTIES, I.E., COMPANIES OR INDIVIDUALS THAT ARE NOT AFFILIATED WITH AMERICAN GENERAL.

- WE DO NOT DISCLOSE ANY NONPUBLIC PERSONAL INFORMATION ABOUT OUR CUSTOMERS TO ANYONE, EXCEPT AS PERMITTED BY LAW.

- WE DO NOT SHARE OR USE PERSONALLY IDENTIFIABLE HEALTH INFORMATION FOR MARKETING PURPOSES.

-  OUR PRIVACY POLICY APPLIES TO BOTH CURRENT AND FORMER CUSTOMERS.


QUESTIONS
    AND ANSWERS
    that detail American General's Privacy Policy

WHAT TYPES OF NONPUBLIC PERSONAL INFORMATION DOES AMERICAN GENERAL COLLECT?

- American General's employees, representatives, agents and selected third parties may collect nonpublic personal information about our customers, including:

   -  Information provided to us, such as on applications or other forms.

   -  Information about transactions with us, our affiliates or third parties.

   - Information from others, such as credit reporting agencies, employers and federal and state agencies.

- The types of nonpublic personal information American General collects vary according to the products or services provided and may include, for example: account balances, income, assets, insurance premiums, credit reports, marital status and payment history. We also may collect nonpublic personal health information, like medical reports, for certain types of insurance policies in order to underwrite the policy, administer claims or perform other insurance or related functions.

WHAT DOES AMERICAN GENERAL DO TO PROTECT NONPUBLIC PERSONAL INFORMATION?

- We restrict access to nonpublic personal information to those employees, agents, representatives or third parties who need to know the information to provide products and services to our customers.

- We have policies and procedures that give direction to our employees, and agents and representatives acting on our behalf, regarding how to protect and use nonpublic personal information.

- We maintain physical, electronic and procedural safeguards to protect nonpublic personal information.

WITH WHOM DOES AMERICAN GENERAL SHARE NONPUBLIC PERSONAL INFORMATION, AND WHY?

- We do not share nonpublic personal information about our customers with anyone, including other affiliated American General companies or third parties, except as permitted by law.

- We may disclose, as allowed by law, all types of nonpublic personal information we collect when needed, to:

    (i) affiliated American General companies, agents, employees, representatives and third parties that market our services and products and administer and service customer accounts on our behalf; or

   (ii) other financial institutions with whom we have joint marketing agreements.

- Examples of the types of companies and individuals to whom we may disclose nonpublic personal information include banks, attorneys, trustees, third-party administrators, insurance agents, insurance companies, insurance support organizations, credit reporting agencies, registered broker/dealers, auditors, regulators, transfer agents and reinsurers.

- We do not share personally identifiable health information unless the customer or the applicable law authorizes further sharing.


DOES AMERICAN GENERAL'S PRIVACY POLICY APPLY TO ITS AGENTS AND REPRESENTATIVES?

- American General's Privacy Policy applies, to the extent required by law, to its agents and representatives when they are acting on behalf of American General.

- Please note: There may be instances when these same agents and representatives may not be acting on behalf of American General, in which case they may collect nonpublic personal information on their own behalf or on behalf of another. In these instances, American General's Privacy Policy would not apply.

WILL AMERICAN GENERAL'S PRIVACY POLICY CHANGE?

- American General reserves the right to change any of its privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

       THIS PRIVACY NOTICE IS PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION IN RESPONSE TO THIS
             NOTICE. WE RECOMMEND THAT YOU READ AND RETAIN THIS
                      NOTICE FOR YOUR PERSONAL FILES.

THIS PRIVACY NOTICE IS PROVIDED ON BEHALF OF THE FOLLOWING AMERICAN GENERAL
COMPANIES:

   AGC Life Insurance Company - All American Life Insurance Company - The American Franklin Life Insurance Company - American General Annuity Insurance Company - American General Asset Management Corp. - American General Assignment Corporation - American General Assignment Corporation of New York - American General Assurance Company - American General Bancassurance Services, Inc. - American General Financial Advisors, Inc. - American General Financial Institutions Group, Inc. - American General Financial Services, Inc. - American General Fund Distributors, Inc. - American General Gateway Services, L.L.C. - American General Indemnity Company - American General Investment Management, L.P. - American General Life and Accident Insurance Company - American General Life Companies - American General Life Insurance Company - American General Life Insurance Company of New York - American General Life Insurance Company of Pennsylvania - American General Property Insurance Company - American General Property Insurance Company of Florida - American General Retirement Services Company - American General Securities, Inc. - Franklin Financial Services Corporation - The Franklin Life Insurance Company - North American Funds - North Central Life Insurance Company - The Old Line Life Insurance Company of America - The United States Life Insurance Company in the City of New York - VALIC Trust Company - The Variable Annuity Life Insurance Company
   - Variable Annuity Marketing Company - Any separate accounts of the previously listed companies.


American General Financial Group-SM- is the marketing name for and service mark owned and used by American General Corporation and its subsidiaries. Each company is financially responsible for the products and services it offers. American General Corporation has no responsibility for the financial condition or contractual obligations of its affiliated companies.

                REVOCATION OF TELEPHONE ASSET TRANSFER AUTHORITY
   Participant/Contract Owner Name:
   --------------------------------------------------------------------------
   Social Security Number:
   --------------------------------------------------------------------------
   Birth Date:

I am the Participant under or Contract Owner of one or more variable annuity contracts issued by The Variable Annuity Life Insurance Company ("VALIC"). I hereby instruct VALIC not to accept any telephone instructions to transfer Accumulation Values among investment options or change the allocation of future Purchase Payments from me, anyone representing me or anyone representing himself or herself to be me. I understand as a result of executing this form that the transfer of Accumulation Values or Annuity Values among investment options or changes in the allocation of future Purchase Payments may only be effected upon the receipt by VALIC of my written instructions.

------------------------------------  ------------------------------------
Participant/Contract Owner Signature                  Date

Mail this form to any Regional Office or to the Home Office at the following address: VALIC, Customer Service A3-01, 2929 Allen Parkway, Houston, TX 77019.

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                      PAGE
                                                                      ----
General Information.................................................     3
    Marketing Information...........................................     3
    Types of Variable Annuity Contracts.............................     3
Federal Tax Matters.................................................     3
    General.........................................................     3
    Taxes Payable by Participants and Annuitants....................     4
    Section 403(b) Annuities for Employees of Certain Tax-Exempt
      Organizations or Public Educational Institutions..............     4
    Section 401 Qualified Pension, Profit-Sharing or Annuity
      Plans.........................................................     5
    Section 457 Eligible Deferred Compensation Plans of Public
      Employers.....................................................     6
    Private Employer Unfunded Deferred Compensation Plans...........     6
    Fund Diversification............................................     7
                                                                      PAGE
                                                                      ----
Purchase Unit Value.................................................     7
    Illustration of Calculation of Purchase Units Value.............     7
    Illustration of Purchase of Purchase Units......................     7
Performance Calculations............................................     8
Calculation of Average Annual Total Return..........................     8
Performance Information.............................................     9
Payout Payments.....................................................    10
    Assumed Investment Rate.........................................    10
    Amount of Payout Payments.......................................    10
    Payout Unit Value...............................................    11
    Illustration of Calculation of Payout Unit Value................    11
    Illustration of Payout Payments.................................    12
Distribution of Variable Annuity Contracts..........................    12
Experts.............................................................    12
Comments on Financial Statements....................................    13

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                                 1-800-448-2542
      FOR UNIT VALUE INFORMATION CALL: 1-800-428-2542 & TDD 1-800-248-2542
             FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-621-7792
                               TDD 1-800-358-2542
                         VALIC BY PHONE 1-800-428-2542
                       TDD VALIC BY PHONE 1-800-248-2542

[LOGO]

The Variable Annuity Life Insurance Company
is a member of American General Financial Group.
American General Financial Group(SM) is the marketing
name for and service mark owned and used by
American General Corporation and its subsidiaries.
-C-The Variable Annuity Life Insurance Company, Houston, Texas
PRINTED MATTER   PRINTED IN U.S.A.   VA 1019   REV 5/01